Income Tax (Details) - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2020	Dec. 31, 2019
Income Tax Expense
Net loss	$ (63,872)	$ (63,872)	$ (69,193)
Total income tax (recovery) expense	0		0
Loss excluding income tax	(63,872)		(69,193)
Income tax recovery using the Company's domestic tax rate	(17,245)		(18,682)
Non-deductible expenses and other	1,393		1,375
Change in tax rates	0		0
Deferred income tax assets not recognized	15,852		17,307
Deferred income tax (recovery) expense	$ 0		$ 0